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                     SUN GROWTH VARIABLE ANNUITY FUND, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 1995

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

                     SUN GROWTH VARIABLE ANNUITY FUND, INC.

                           One Sun Life Executive Park
                      Wellesley Hills, Massachusetts 02181

                            Telephone: (617) 237-6030


DIRECTORS                                                                            INVESTMENT ADVISER
JOHN D. MCNEIL *                                                                     Massachusetts Financial Services Company
Chairman, Sun Life Assurance Company of Canada,                                      500 Boylston Street, Boston, MA 02116-3741
Toronto, Ontario, Canada

                                                                                     PORTFOLIO MANAGER
SAMUEL ADAMS                                                                         Geoffrey L. Kurinsky +
Partner, Warner & Stackpole,
Boston, Massachusetts                                                                CUSTODIAN
                                                                                     State Street Bank and Trust Company
GEOFFREY CROFTS                                                                      225 Franklin Street, Boston, MA 02110-2875
Professor Emeritus, University of Hartford,
Hartford, Connecticut                                                                AUDITORS
                                                                                     Deloitte & Touche LLP
DAVID D. HORN *                                                                      125 Summer Street, Boston, MA 02110-1616
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,                                                LEGAL COUNSEL
Wellesley Hills, Massachusetts                                                       Covington & Burling
                                                                                     1201 Pennsylvania Avenue, N.W.
GARTH MARSTON                                                                        P.O. Box 7566, Washington, D.C. 20044-7566
Chairman, Retired, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS
Vice Chairman, Retired, The Gillette Company,
Boston, Massachusetts

OFFICERS
JOHN D. MCNEIL *
President

DAVID D. HORN *
Vice President

BONNIE S. ANGUS *
Secretary

W. THOMAS LONDON +
Treasurer

JAMES O. YOST +
Assistant Treasurer

* Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.

PERFORMANCE

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The following information illustrates the historical performance of Sun Growth
Variable Annuity Fund, Inc. in comparison to various market indicators. Fund results do not reflect the deduction of any applicable surrender charge or the impact of separate account expenses. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(Over the 10-year period ended December 31, 1995)


                           Sun Growth          Three-Month
                         Variable Annuity       Treasury
               Days         Fund, Inc.         Bill Index         CPI
               ----      ----------------      -----------        ---
 1/ 1/86          0          10,000              10,000          10,000
12/31/86        365          10,483              10,615          10,113
12/31/87        730          10,968              11,242          10,559
12/31/88       1096          11,612              12,013          11,026
12/31/89       1461          12,522              13,026          11,538
12/31/90       1826          13,348              14,034          12,242
12/31/91       2191          13,953              14,804          12,618
12/31/92       2557          14,190              15,320          12,984
12/31/93       2922          14,423              15,786          13,340
12/31/94       3287          14,769              16,466          13,697
12/31/95       3652          15,386              17,397          14,045

AVERAGE ANNUAL TOTAL RETURNS

                                        1 year   3 years   5 years   10 years
-----------------------------------------------------------------------------
Sun Growth Variable Annuity Fund, Inc.
  at net asset value                     4.17%    2.73%    2.88%      4.40%
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Three-Month Treasury Bill Index *(1)     5.65%    4.33%    4.39%      5.69%
-----------------------------------------------------------------------------
Consumer Price Index +(1)                2.54%    2.65%    2.79%      3.46%
-----------------------------------------------------------------------------

  *The Three-Month Treasury Bill Index is derived from secondary-market Treasury
   Bill rates, as published by the Federal Reserve Bank in release H519.

  +The Consumer Price Index is a popular measure of change in prices.

(1)Source: Lipper Analytical Services, Inc.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in an annuity will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the expense subsidy which is explained in Note 2 to the Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO MANAGER PROFILE
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Geoffrey Kurinsky began his career at MFS in 1987 in the Fixed Income
Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989 and Senior Vice President in 1993. In 1992, he became Portfolio Manager of Sun Growth Variable Annuity Fund, Inc.

PORTFOLIO OF INVESTMENTS  -  DECEMBER 31, 1995

Short-Term Obligations - 98.9%
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                                              Principal Amount
Issuer                                          (000 Omitted)           Value
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Federal Farm Credit Bank, due 2/02/96               $ 75               $ 74,630
Federal Home Loan Bank, due 2/05/96                  180                179,029
Federal Home Loan Mortgage Assn., due 1/11/96        125                124,810
Federal National Mortgage Assn., due 1/08/96         225                224,753
Tennessee Valley Authority, due 1/02/96              100                 99,985
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Total Short-Term Obligations, at Amortized Cost and Value              $703,207
-------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.1%                                  $  7,474
--------------------------------------------------------------------------------
Net Assedts - 100.0%                                                   $710,681
--------------------------------------------------------------------------------


                 See notes to financial statements

FINANCIAL STATEMENTS
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STATEMENT OF ASSETS AND LIABILITIES
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December 31, 1995
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ASSETS:
   Investments, at amortized cost and value .............             $703,207
   Cash .................................................                2,127
   Receivable from investment adviser ...................               20,682
   Other assets .........................................                    9
                                                                      --------
     Total assets .......................................             $726,025
                                                                      --------

LIABILITIES:
   Payable for Fund shares reacquired....................             $  5,521
   Other expenses and liabilities .......................                9,823
                                                                      --------
     Total liabilities  .................................             $ 15,344
                                                                      --------

Net assets applicable to 175,745 shares of
 common stock outstanding ...............................             $710,681
                                                                      ========

NET ASSETS CONSIST OF:
   Common stock ($1.00 par value) ......................              $175,745
   Paid-in capital .....................................               504,856
   Undistributed net investment income .................                30,080
                                                                      --------
     Total .............................................              $710,681
                                                                      ========
   Net asset value per share ...........................              $   4.04
                                                                      ========

See notes to financial statements

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STATEMENT OF OPERATIONS
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Year Ended December 31, 1995
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Net investment income:

    Interest income ..............................................    $40,858
                                                                      -------
    Expenses -
        Investment advisory fees .................................    $ 3,613
        Directors' fees  .........................................     12,900
        Auditing fees ............................................      8,575
        Printing expenses ........................................      2,758
        Legal fees................................................      1,295
        Custodian fees ...........................................        839
        Miscellaneous.............................................      1,866
                                                                      -------
            Total expenses .......................................    $31,846

        Less: Reduction of expenses by investment adviser ........     20,711

                 Fees paid indirectly ............................        296
                                                                     --------

            Net expenses .........................................    $10,839
                                                                      -------
                Net investment income ............................    $30,019
                                                                      =======

See notes to financial statements

 FINANCIAL STATEMENTS - continued
 ------------------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 ------------------------------------------------------------------------------------------
                                                                    Year Ended December 31,
                                                                    -----------------------
                                                                       1995        1994
 ------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations -

    Net investment income ......................................    $ 30,019    $ 18,611
                                                                    --------    --------
Distributions to shareholders from net investment income........    $(18,550)   $(12,785)
                                                                    --------    --------
Capital share transactions -

    Net asset value of shares issued to shareholders in
      reinvestment of distributions ............................    $ 18,550    $ 12,785
    Cost of shares reacquired ..................................     (50,287)    (88,185)
                                                                    --------    --------
    Decrease in net assets from capital share transactions .....    $(31,737)   $(75,400)
                                                                    --------    --------
       Net decrease in net assets ..............................    $(20,268)   $(69,574)

Net assets:
    Beginning of year ..........................................     730,949     800,523
                                                                    --------    --------
    End of year (including undistributed net investment
      income of $30,080 and $18,611, respectively) .............    $710,681    $730,949
                                                                    ========    ========

See notes to financial statements

FINANCIAL STATEMENTS - continued
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FINANCIAL HIGHLIGHTS
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
                                                                                            Year Ended December 31,
                                                                       ------------------------------------------------------------
                                                                         1995        1994      1993         1992         1991
-----------------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year ............................         $3.98       $3.95     $ 3.96        $ 4.08      $4.04
                                                                         -----       -----      -----        ------      -----
Income from investment operations -
     Net investment income .....................................         $0.17       $0.10     $ 0.06        $ 0.07      $0.18
Distributions from net investment income........................         (0.11)      (0.07)     (0.07)        (0.19)     (0.14)
                                                                         -----       -----     ------        ------      -----
Net asset value - end of year ..................................         $4.04       $3.98     $ 3.95        $ 3.96      $4.08
                                                                         =====       =====     ======        ======      =====
Total return ...................................................          4.17%      2.40%      1.64%         1.70%      4.54%

Ratios (to average net assets)/Supplemental data(S):
 Expenses ## ...................................................          1.50%      1.50%      1.50%         1.50%      1.50%
 Net investment income .........................................          4.17%      2.42%      1.51%         1.75%      4.35%

Net assets, end of year (000 omitted)                                    $ 711       $731      $ 801         $ 865       $ 950

(S)The investment adviser did not impose a portion of its fee for all periods shown. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income (expense)                                   $0.05       $0.01     $(0.06)       $(0.19)     $(0.02)

       Ratios (to average net assets):
         Expenses ##                                                      4.42%       3.78%      4.30%        7.72%        6.04%
         Net investment income (expense)                                  1.25%       0.14%    (1.29)%      (4.47)%      (0.19)%

##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES

Sun Growth Variable Annuity Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) (Sun Life (U.S.)) to fund benefits under variable contracts issued by the company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     A. Investment Valuations -- Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value.

     B. Fees Paid Indirectly -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

     C. Tax Matters and Distributions -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

         The Fund distinguishes between distributions on a tax basis and financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

     D. Other -- Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

(2)  TRANSACTIONS WITH AFFILIATE

The Fund has an investment advisory agreement with Massachusetts Financial Services Company (the Adviser), a wholly owned subsidiary of Sun Life (U.S.), to provide overall investment advisory and administrative services. The agreement provides that the Fund will pay the Adviser a fee computed and paid monthly at an annual rate of 0.5% of the Fund's average daily net assets. The agreement also provides that the Adviser will pay certain Fund expenses in excess of 1 1/2% of the first $30,000,000 of the average daily net assets plus 1% of the remaining average daily net assets of the Fund for any calendar year. For the year ended December 31, 1995, the Adviser will reimburse the Fund $20,711.

     The Fund pays no compensation to its officers or directors who are officers of the Adviser, or Sun Life (U.S.).

(3)  PORTFOLIO SECURITIES

     Purchases of short-term obligations for the year ended December 31, 1995 totaled $9,244,772. Sales and maturities of short-term obligations totaled $9,290,000.

(4)  CAPITAL STOCK

Transactions in capital stock for the years ended December 31, 1995 and 1994 were as follows:

                                                    Year Ended December 31,
                                                -------------------------------
                                                   1995                  1994
-------------------------------------------------------------------------------

Shares outstanding, beginning of year             183,644               202,731
                                                  -------               -------

Shares issued to shareholders in reinvestment
 of distributions                                   4,720                 3,269

Shares reacquired                                 (12,619)              (22,356)
                                                  -------               -------
 Net decrease                                      (7,899)              (19,087)
                                                  -------               -------
Shares outstanding, end of year                   175,745               183,644
                                                  =======               =======


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      This report is prepared for the general information of shareholders.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SUN GROWTH VARIABLE ANNUITY FUND,
INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sun Growth Variable Annuity Fund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by the Fund's management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996